UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         December 5, 2001
                                                 -------------------------------


                           THE BAUER PARTNERSHIP, INC.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                      0-27323                    88-0429812
----------------------------      -------------           ----------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            file number)           Identification Number)


             8 Queen Street, Mayfair, London W1J 5PD, United Kingdom
          -------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 44-207-016-6708
    ------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                              Finders Keepers, Inc.
                        6975 South Union Park Center #600
                     Salt Lake City, Utah 84047 (Former name
                and former address, if changed since last report)

This amended Form 8-K relates to the transaction on December 5, 2001 pursuant to which Finders Keepers, Inc. (the "Company") completed the acquisition of The Bauer Partnership, Inc., a Delaware corporation ("Bauer"), and changed the name of the Company to The Bauer Partnership, Inc. As permitted, the original Form 8-K omitted certain financial statements of Bauer required by Form 8-K. This amendment is filed to provide the financial statements of Bauer.

Item 7.        Financial Statements and Exhibits

         (a)   Financial Statements of Businesses Acquired

               Independent Auditor's Report
               Balance Sheet as of March 31, 2001
               Statement of Operations for the period March 23, 2001
                (Inception) to March 31, 2001
               Statement of Stockholders' Equity for the period March
                23, 2001 (Inception) to March 31, 2001
               Statement of Cash Flows for the period March 23, 2001
                (Inception) to March 31, 2001
               Notes to Financial Statements

               Balance Sheet as of September 30, 2001 (Unaudited) Statement of Operations for the period March 23, 2001
                (Inception) to September 30, 2001 (Unaudited) Statement of
               Cash Flows for the period March 23, 2001
                (Inception) to September 30, 2001 (Unaudited)
               Notes to Financial Statements (Unaudited)

         (b)   Pro Forma Financial Information

               The acquisition of Bauer by the Company will be accounted for using the purchase method of accounting. Bauer will be deemed the acquiror for accounting and financial reporting purposes. Because pro forma financial statements giving effect to the Exchange on a historical basis would be substantially identical to the financial statements of Bauer, no pro forma financial statements are included herewith.

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors
The Bauer Partnership, Inc.
New York, New York

We have audited the accompanying balance sheet of The Bauer Partnership, Inc. as of March 23, 2001 (inception), and the related statements of operations, stockholders' equity, and cash flows for the period from March 23, 2001
(inception) through March 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Bauer Partnership, Inc. as of March 31, 2001, and the results of its operations and its cash flows from March 23, 2001 through March 31, 2001, in conformity with accounting principles generally accepted in the United States.


Malone & Bailey, PLLC
Houston, Texas
www.malone-bailey.com


March 28, 2002

                           THE BAUER PARTNERSHIP, INC.
                                  BALANCE SHEET
                                 March 31, 2001


                                     ASSETS

                                                                       $   --
                                                                       ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

STOCKHOLDERS' EQUITY (DEFICIT):
Preferred stock, $.001 par value, 25,000,000 shares
  authorized, no shares issued and outstanding                             --
Common stock, $.001 par value, 200,000,000 shares
  authorized, 28,600,000 shares issued and outstanding                   28,600
Accumulated deficit                                                     (28,600)
                                                                       --------
  Total Stockholders' Equity                                               --
                                                                       --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $   --
                                                                       ========




                 See accompanying summary of accounting policies
                       and notes to financial statements.

                           THE BAUER PARTNERSHIP, INC.
                            STATEMENTS OF OPERATIONS
        For the Period March 23, 2001 (Inception) Through March 31, 2001



General and administrative expenses                                $     28,600

                                                                   ------------
Net loss                                                           $    (28,600)
                                                                   ============

Net loss per share:
                                                                   ------------
  Net loss basic and diluted                                       $      (0.00)
                                                                   ============

Weighted average shares outstanding:
  Basic and diluted                                                  28,600,000
                                                                    ============



                 See accompanying summary of accounting policies
                       and notes to financial statements.


                           THE BAUER PARTNERSHIP, INC.
                   STATEMENTS OF STOCKHOLDERS' EQUITY For the
          Period from March 23, 2001 (Inception) Through March 31, 2001




                                                Common stock
                                           ---------------------   Accumulated
                                         Shares         Amount       deficit         Total
                                       -----------   -----------   -----------    -----------
Issuance of common stock to founders
                                        28,600,000   $    28,600   $      --      $    28,600

Net loss                                      --            --         (28,600)       (28,600)
                                       -----------   -----------   -----------    -----------


Balance,
  March 31, 2001                        28,600,000   $    28,600   $   (28,600)   $      --
                                       ===========   ===========   ===========    ===========



                 See accompanying summary of accounting policies
                       and notes to financial statements.

                           THE BAUER PARTNERSHIP, INC.
                            STATEMENTS OF CASH FLOWS
      For the Period from March 23, 2001 (Inception) Through March 31, 2001


                                                                         2001
                                                                       --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                               $(28,600)
Adjustments to reconcile net deficit to cash used by operating activities:
Common stock for services                                                28,600
                                                                       --------

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES                      --
                                                                       --------

NET INCREASE (DECREASE) IN CASH                                            --
Cash, beg. of period                                                       --
                                                                       --------
Cash, end of period                                                    $   --
                                                                       ========

SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                        $   --
  Income taxes paid                                                    $   --





                 See accompanying summary of accounting policies
                       and notes to financial statements.

                           THE BAUER PARTNERSHIP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

Nature of business

The Bauer Partnership, Inc. ("Bauer") was incorporated in March 2001 under the laws of the state of Delaware. Bauer was formed to provide investment banking services to United States publicly traded companies seeking financing in the range of $5 million to $20 million who are unable to secure large underwriters or who wish to attract a global span of investors to their corporations.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Cash Equivalents

Cash equivalents include highly liquid, temporary cash investments having original maturity dates of three months or less. For reporting purposes, such cash equivalents are stated at cost plus accrued interest which approximates fair value.

Revenue Recognition

Revenues are recorded as services are performed. Investment banking revenue includes gains, losses, and fees, net of syndicate expenses, arising from offerings in which Bauer acts as an agent. Revenues from investment banking services include warrants that are received upon the execution of an agreement. Bauer receives additional compensation in cash and warrants upon the sale of the company stock.

Long-lived Assets

Property and equipment are stated at cost less accumulated depreciation. Major renewals and improvements are capitalized; minor replacements, maintenance and repairs are charged to current operations. Depreciation is computed by applying the straight-line method over the estimated useful lives of each asset. Bauer performs reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Income Taxes

The asset and liability approach is used to account for income taxes by recognizing deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Bauer records a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized.

Earnings Per Common Share

Basic and diluted net loss per share excludes dilution and is computed by dividing net loss by the weighted average number of common shares outstanding for the period presented

Recent Accounting Pronouncements

Bauer does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Bauer's results of operations, financial position or cash flows.


Note 2 - REVERSE MERGER

On October 5, 2001, Bauer entered into an Exchange Agreement with Finder's. In December 2001, the Exchange Agreement became effective (the Exchange). Under the Exchange, Bauer became a wholly owned subsidiary of Finder's, with Finder's changing its name to Bauer. Pursuant to the Exchange, all of the outstanding common shares of Finder's were exchanged for 4,064,206 shares of Bauer. The transaction was regarded as a reverse merger whereby Bauer was considered to be the accounting acquirer as it retained control of Finder's after the Exchange. Certain shareholders of Finder's agreed to cancel 10,000 shares of redeemable preferred stock in connection with the Exchange. Bauer also paid $300,000 in connection with this transaction. The fee is included in other general and administrative expense.

Since Finder's balance sheet is insignificant, a pro-forma balance sheet is not presented here.


NOTE 3 - FOREIGN TAX REFUND CLAIMS

Bauer has recorded a claim for amounts paid for value added taxes on goods and services due to its current losses.


NOTE 4 - INCOME TAXES

For the period from inception through March 31, 2001, Bauer has incurred a net loss and, therefore, has no tax liability.


NOTE 5 - RELATED PARTY TRANSACTIONS

Bauer neither owns nor leases any real or personal property. An officer has provided office services without charge. Such costs are immaterial to the financial statements and accordingly are not reflected herein.


NOTE 6 - SHAREHOLDERS EQUITY

Common Stock:

Bauer is authorized to issue 200,000,000 common shares of stock at a par value of $0.001 per share and 25,000,000 shares of $.001 par value preferred stock.

In March 2001, Bauer issued 28,600,000 shares of common stock to its founders for services valued at $28,600 or the fair value of the services provided.

Effective April 2, 2001, Bauer entered into an employment  agreement with Ronald
J. Bauer, its Chief Executive Officer, for two years at an annual salary of $174,000 per year. In addition, Mr. Bauer receives $4,900 per month for a residence in London as well as $4,900 per month for a car allowance, insurance and gas. The agreement contains a severance clause for early termination in which case Mr. Bauer will receive all remaining amounts due under the employment agreement. Minimum amounts due under this employment agreement as $291,600 in 2002 and $72,900 in 2003.


NOTE 7 - SUBSEQUENT EVENTS

In April 2000, Bauer issued 900,000 shares for legal and consulting services valued at $9,000 or the fair value of the services provided.

Between July and November 2001, Bauer issued 1,098,800 shares of common stock for cash of $669,100.

In connection with the reverse merger (see Note 2), Bauer issued 4,064,206 shares of common stock.

In December 2001, Bauer issued 5,000,000 shares for consulting services valued at $2,100,000 or the fair value of the services provided.

Effective April 2, 2001, Bauer entered into an employment  agreement with Ronald
J. Bauer, its Chief Executive Officer, for two years at an annual salary of $174,000 per year. In addition, Mr. Bauer receives $4,900 per month for a residence in London as well as $4,900 per month for a car allowance, insurance and gas. The agreement contains a severance clause for early termination in which case Mr. Bauer will receive all remaining amounts due under the employment agreement. Minimum amounts due under this employment agreement as $291,600 in 2002 and $72,900 in 2003.

In January 2002, Bauer and one of its wholly-owned subsidiaries entered into a Share and Asset Purchase Agreement to acquire the Windjammer Resort & Spa in St. Lucia, British West Indies. The acquisition price is $30,000,000 and is comprised of $18 million in cash and $12,000,000 in the form of a convertible debenture bearing interest at 8% per year which is convertible into Bauer's common stock at $1.80 per share based on specified criteria in the agreement. In connection with this agreement, Bauer has made non-refundable payments of $200,000 towards the purchase price and owes $17.8 million by May 1, 2002, unless Bauer is granted an extension. Bauer is working to obtain bank financing to close this transaction and is also trying to get an extension in the event it is unable to obtain financing by May 1, 2002. In the event Bauer closes this transaction by obtaining the required financing, Bauer will receive a 39% interest in net profits commencing January 31, 2002 through the closing date.

In March 2002, Bauer entered into a loan agreement with Ocean Strategic Holdings Ltd. and Turbo International Ltd. whereby Bauer receives a 90 day loan of $500,000 based on the following: (1) $150,000 upon execution and delivery of the loan agreement, less $10,000 to be paid to the lenders' attorneys; (2) $50,000 upon the lenders' and/or Bauer's receipt of all of the transaction documents duly executed and delivered pursuant to the loan agreement, less $5,000 to be paid to the lenders' attorneys; (3) $100,000 upon Bauer's filing of its annual report on Form 10-K for the year ended December 31, 2001 and amendment to its current report on Form 8-K dated December 5, 2001 containing all of the financial statements to be filed in connection there with, less any expenses to be paid to lenders' attorneys; and (4) $200,000 upon the lenders receipt of a copy of a written loan commitment to the Company from a reputable lending institution approved by the lenders, which approval shall not be unreasonably withheld, for no less than $18,000,000, less $5,000 to be paid to lenders' attorneys. Bauer has received $185,000 in connection with the loan as of the date of this report, of which a non-refundable payment of $100,000 was made in connection with the Share and Asset Purchase Agreement involving the Windjammer Resort & Spa. In connection with the loan agreement, the lenders received a 10% interest in the outstanding stock of The Bauer Windjammer Resort and Spa (Bahamas) Ltd., a wholly-owned subsidiary of Bauer Capital Management, Limited which is a wholly-owned subsidiary of Bauer. In addition, the lenders received an aggregate of three-year redeemable warrants to purchase 3,000,000 shares, subject to adjustment as provided in the agreement, at an exercise price of $.20 per share. Ronald J. Bauer, chief executive officer, pledged 17,312,500 shares of Bauer common stock held in the name of Fleming Financial Holdings, Ltd. pursuant to a pledge and security agreement. In the event the loan is not repaid in its entirety within 120 days from the date the loan agreement was executed, the loans shall automatically convert into 50,000,000 shares of Bauer common stock resulting in a change of control of Bauer. The lenders have the right to loan up to $500,000 in four separate transactions under substantially the same terms and conditions as the loan agreement. In addition, the lenders have a first right of refusal to provide future financing to Bauer.

                           THE BAUER PARTNERSHIP, INC.
                           CONSOLIDATED BALANCE SHEET
                               September 30, 2001
                                   (Unaudited)

                                           ASSETS

Current assets
  Cash                                                              $     4,503
  Accounts receivable                                                    40,150
  Investments                                                            33,000
  Foreign tax refund claims                                             127,355
                                                                    -----------
    Total current assets                                                205,008

Property and equipment, net                                              22,895

                                                                    -----------
                                                                    $   227,903
                                                                    ===========

                       LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Bank overdraft                                                    $    47,345
  Accounts payable                                                      197,750
  Accrued interest                                                       25,752
  Notes payable - related parties                                       662,500
                                                                    -----------
    Total current liabilities                                           933,347
                                                                    -----------

STOCKHOLDERS' EQUITY (DEFICIT):
Preferred stock, $.001 par value, 25,000,000 shares
  authorized, no shares issued and outstanding                             --
Common stock, $.001 par value, 200,000,000 shares
  authorized, 30,983,521 shares issued and outstanding                   30,984
Additional paid in capital                                              619,716
Accumulated deficit                                                  (1,356,144)
                                                                    -----------
  Total Stockholders' Equity (Deficit)                                 (705,444)
                                                                    -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                $   227,903
                                                                    ===========



                  See accompanying notes to interim condensed
                       consolidated financial statements.

                           THE BAUER PARTNERSHIP, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
      For the Period March 23, 2001 (Inception) Through September 30, 2001
                                   (Unaudited)

                                                                        2001
                                                                   ------------

Revenues                                                           $    138,150

Cost and Expenses:
  Salaries and benefits                                                 438,428
  Rent                                                                  148,622
  Other general and administrative                                      875,034
  Depreciation and amortization                                           6,458
                                                                   ------------
                                                                      1,468,542
                                                                   ------------

Loss from operations                                                 (1,330,392)

Interest expense                                                         25,752

                                                                   ------------
Net loss                                                           $ (1,356,144)
                                                                   ============

Net loss per share:
                                                                   ------------
  Net loss basic and diluted                                       $      (0.05)
                                                                   ============

Weighted average shares outstanding:
  Basic and diluted                                                  29,700,732
                                                                   ============


                  See accompanying notes to interim condensed
                       consolidated financial statements.

                           THE BAUER PARTNERSHIP, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
    For the Period from March 23, 2001 (Inception) Through September 30, 2001
                                   (Unaudited)

                                                                        2001
                                                                    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                            $(1,356,144)
Adjustments to reconcile net deficit to cash used by operating activities:
Depreciation and amortization                                             6,458
Common stock for services                                                37,600
Net change in:
  Accounts receivable                                                   (40,150)
  Investments                                                           (33,000)
  Foreign tax refund claims                                            (127,355)
  Bank overdraft                                                         47,345
  Accounts payable and accrued expenses                                 223,502
                                                                    -----------

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES                (1,241,744)
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
                                                                    -----------
Capital expenditures                                                    (29,353)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
Sale of common stock                                                    613,100
Proceeds from notes payable                                             662,500
                                                                    -----------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES                           1,275,600
                                                                    -----------

NET INCREASE (DECREASE) IN CASH                                           4,503
Cash, beg. of period                                                       --
                                                                    -----------
Cash, end of period                                                 $     4,503
                                                                    ===========

SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                     $      --
  Income taxes paid                                                 $      --

                           THE BAUER PARTNERSHIP, INC.
          NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               September 30, 2001


NOTE 1:PRESENTATION

The condensed balance sheet of The Bauer Partnership, Inc. ("Bauer") as of September 30, 2001, the related condensed consolidated statements of operations and cash flows for the period from March 23, 2001 through September 30, 2001 included in the condensed consolidated financial statements have been prepared by Bauer without audit. In the opinion of management, the accompanying condensed consolidated financial statements include all adjustments (consisting of normal, recurring adjustments) necessary to summarize fairly Bauer's financial position and results of operations. The results of operations for the nine months ended September 30, 2001 are not necessarily indicative of the results of operations for the full year or any other interim period.


NOTE 2 - FOREIGN TAX REFUND CLAIMS

Bauer has recorded a claim for amounts paid for value added taxes on goods and services due to its current losses.


NOTE 3 - NOTES PAYABLE - RELATED PARTIES

Notes payable - related parties consists of the following at September 30:

                                                                        2001
                                                                      ---------
Promissory note to an officer and majority shareholder, unsecured, principal and interest due upon demand, bearing interest at 8%
                                                                       $ 180,000

Promissory note to an entity of an officer and majority
shareholder, unsecured, principal and interest due upon
demand, bearing interest at 8%
                                                                         140,000

Promissory note to a Director and shareholder, unsecured,
principal and interest due upon demand,
bearing interest at 12%
                                                                         150,000

Promissory note to a Director and shareholder, unsecured,
principal and interest due upon demand,
bearing interest at 10%
                                                                         100,000

Promissory note to a Director and shareholder, unsecured,
principal and interest due upon demand,
bearing interest at 10%
                                                                          55,500

Promissory note to a Director and shareholder, unsecured,
principal and interest due upon demand,
bearing interest at 10%
                                                                          37,000
                                                                       ---------
                                                                       $ 662,500
                                                                       =========

NOTE 4 - SHAREHOLDERS EQUITY

Common Stock:

Bauer is authorized to issue 200,000,000 common shares of stock at a par value of $0.001 per share and 25,000,000 shares of $.001 par value preferred stock.

In March 2001, Bauer issued 28,600,000 shares of common stock to its founders for services valued at $28,600 or the fair value of the services provided.

In April 2000, Bauer issued 900,000 shares for legal and consulting services valued at $9,000 or the fair value of the services provided.

Between July and September 2001, Bauer issued 986,800 shares of common stock for cash of $613,100.


NOTE 5 - COMMITMENTS

Bauer leases office facilities under non-cancelable operating leases with terms up to two years. Rent expense was $148,622 for the period ended September 30, 2001.

Bauer's minimum rental commitments under non-cancelable operating leases at September 30, 2001 were approximately $79,000 in 2001, $57,200 in 2002, and $1,200 in 2003.

Effective April 2, 2001, Bauer entered into an employment  agreement with Ronald
J. Bauer, its Chief Executive Officer, for two years at an annual salary of $174,000 per year. In addition, Mr. Bauer receives $4,900 per month for a residence in London as well as $4,900 per month for a car allowance, insurance and gas. The agreement contains a severance clause for early termination in which case Mr. Bauer will receive all remaining amounts due under the employment agreement. Minimum amounts due under this employment agreement as $24,300 in 2001, $291,600 in 2002 and $72,900 in 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      THE BAUER PARTNERSHIP, INC

Dated: April 11, 2002
                                                      By:   /s/ Ronald J. Bauer
                                                         ----------------------
                                                         Ronald J. Bauer
                                                         Chief Executive Officer